EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
      In connection with the quarterly report on Form 10-Q of China Healthcare Acquisition Corp. (the “Company”) for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Alwin Tan, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alwin Tan
Alwin Tan, Chief Executive Officer
November 14, 2007